UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: February 2, 2009

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                       1-9494                13-3228013
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


  727 Fifth Avenue, New York, New York                                 10022
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its executive officers and other management employees pursuant to its 2005 Employee Incentive Plan and pursuant to various retirement plans, formal agreements and informal agreements. As part of its annual review of compensation, the Compensation Committee of Registrant's Board of Directors made various changes at the end of fiscal year 2008. Forms of changed awards, terms and agreements subject to such changes made are attached as exhibits hereto and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

    (c)         Exhibits

                10.106a Amendments Nos. 1 and 2, dated July 12, 2006 and December 23, 2008 respectively, to Amended and Restated Tiffany and Company Executive Deferral Plan as previously amended effective November 23, 2005.

                10.114 1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of
                                January 31, 2009.

                10.127c Form of 2009 Retention Agreement between and among Registrant and Tiffany and Company ("Tiffany") and those executive officers indicated within the form and Appendices I and II to such Agreement.

                10.137 Summary of arrangements for the payment of premiums on life insurance policies owned by executive officers.

                10.138 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, Amended and Restated as of January 12, 2009.

                10.140b Terms of 2009 Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant's 2005 Employee Incentive Plan as adopted on January 28, 2009 for use with grants made that same date.

                10.144b Stock Option Award (Transferable Non-Qualified Option) under Registrant's 2005 Employee Incentive Plan as revised January 14, 2009 (form used for grants made to Executive Officers subsequent to that date).

                10.150a Terms of Time-Vested Restricted Stock Unit Grants under Registrant's 2005 Employee Incentive Plan as revised January 14, 2009(form used for grants made to employees other than Executive Officers subsequent to that date).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TIFFANY & CO.


                              BY: /s/ Patrick B. Dorsey
                                  ______________________________________
                                  Patrick B. Dorsey
                                  Senior Vice President, General Counsel
                                  and Secretary



Date:  February 2, 2009

                                  EXHIBIT INDEX


Exhibit No.                Description

10.106a Amendments Nos. 1 and 2, dated July 12, 2006 and December 23, 2008 respectively, to Amended and Restated Tiffany and Company Executive Deferral Plan as previously amended effective November 23, 2005.

10.114 1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of January 31, 2009.

10.127c Form of 2009 Retention Agreement between and among Registrant and Tiffany and Company ("Tiffany") and those executive officers indicated within the form and Appendices I and II to such Agreement.

10.137 Summary of arrangements for the payment of premiums on life insurance policies owned by executive officers.

10.138 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, Amended and Restated as of January 12, 2009.

10.140b Terms of 2009 Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant's 2005 Employee Incentive Plan as adopted on January 28, 2009 for use with grants made that same date.

10.144b Stock Option Award (Transferable Non-Qualified Option) under Registrant's 2005 Employee Incentive Plan as revised January 14, 2009 (form used for grants made to Executive Officers subsequent to that date).

10.150a Terms of Time-Vested Restricted Stock Unit Grants under Registrant's 2005 Employee Incentive Plan as revised January 14, 2009 (form used for grants made to employees other than Executive Officers subsequent to that date).